FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 1, 1999


                         CAROLINA POWER & LIGHT COMPANY
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             (Exact name of registrant as specified in its charter)



       North Carolina               1-3382              56-0165465
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(State or other jurisdiction     (Commission          (IRS Employer
 of incorporation)               File Number)      Identification No.)

           411 Fayetteville Street, Raleigh, North Carolina 27601-1748
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (919) 546-6111

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ITEM 5. OTHER EVENTS

        (a) UNDERWRITING AGREEMENT. The Registrant has entered into an Underwriting Agreement, dated March 1, 1999, with Salomon Smith Barney Inc., as Representative of several Underwriters, in connection with the offering of Senior Notes, 5.95% Series Due March 1, 2009 (the "Senior Notes Due 2009"), registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-69237). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.

        (b) SENIOR NOTE INDENTURE. The Registrant entered into an Indenture (For Senior Notes) and a First Supplemental Senior Note Indenture, both dated as of March 1, 1999, with The Bank of New York, as Trustee, in connection with the offering of the Senior Notes Due 2009. Copies of the Indenture (For Senior Notes) and the First Supplemental Senior Note Indenture are filed herewith as Exhibits 4(a) and 4(b), respectively.

        (c) SIXTY-SIXTH SUPPLEMENTAL INDENTURE TO THE MORTGAGE. The Registrant has entered into a Sixty-sixth Supplemental Indenture to its Mortgage and Deed of Trust, dated May 1, 1940 (the "Mortgage"), with The Bank of New York, W. T. Cunningham and Douglas J. MacInnes, as Trustees, in connection with the issuance of the Registrant's First Mortgage Bonds, 5.95% Senior Note Series Due March 1, 2009, which are being delivered as security for the Senior Notes Due 2009. A copy of the Sixty-sixth Supplemental Indenture to the Mortgage is filed herewith as Exhibit 4(c).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    EXHIBITS.

               1 Underwriting Agreement, dated March 1, 1999, between Carolina Power & Light Company and Salomon Smith Barney Inc., as Representative of several Underwriters.

               4(a) Indenture (For Senior Notes), dated as of March 1, 1999, between Carolina Power & Light Company and The Bank of New York, as Trustee.

               4(b) First Supplemental Senior Note Indenture, dated as of March 1, 1999, between Carolina Power & Light Company and The Bank of New York, as Trustee.

               4(c) Sixty-sixth Supplemental Indenture to Carolina Power & Light Company's Mortgage and Deed of Trust, dated May 1, 1940,


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                      between Carolina Power & Light Company and The Bank of New
                      York, W. T. Cunningham and Douglas J. MacInnes, as
                      Trustees.

               12     Computation of Ratio of Earnings to Fixed Charges.


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CAROLINA POWER & LIGHT COMPANY
                                    ------------------------------
                                              Registrant


                                    By: /s/ Glenn E. Harder
                                       ------------------------------
                                            Glenn E. Harder
                                            Executive Vice President
                                            and Chief Financial Officer

Date: March 18, 1999
      ______________________


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                                        EXHIBIT INDEX

1 Underwriting Agreement, dated March 1, 1999, between Carolina Power & Light Company and Salomon Smith Barney Inc., as representative of several underwriters.

4(a) Indenture (For Senior Notes), dated as of March 1, 1999, between Carolina Power & Light Company and The Bank of New York, as trustee.

4(b) First Supplemental Senior Note Indenture, dated as of March 1, 1999, between Carolina Power & Light Company and The Bank of New York, as trustee.

4(c) Sixty-sixth Supplemental Indenture to Carolina Power & Light Company's Mortgage and Deed of Trust, dated May 1, 1940, between Carolina Power & Light Company and The Bank of New York, W. T. Cunningham and Douglas J. MacInnes, as Trustees.

12      Computation of Ratio of Earnings to Fixed Charges.